GOLDMAN SACHS TRUST

Goldman Sachs Multi Sector Fixed Income Funds

Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the

Goldman Sachs Core Fixed Income Fund

(the “Fund”)

Supplement dated October 18, 2019 to the

Prospectuses, each dated July 30, 2019, as supplemented to date

Effective immediately, Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, has implemented a management fee waiver for the Fund. Accordingly, the Prospectuses are revised as follows:

The following replaces in its entirety the “Annual Fund Operating Expenses” table and its related footnotes in the “Goldman Sachs Core Fixed Income Fund—Summary—Fees and Expenses of the Fund” section of the Multi-Class Prospectus:

	Class A		Class C		Institutional		Service		Investor		Class R		Class R6
Annual Fund Operating Expense (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%		0.40%		0.40%		0.40%		0.40%		0.40%		0.40%
Distribution and/or Service (12b-1) Fees	0.25%		0.75%		None		0.25%		None		0.50%		None
Other Expenses	0.21%		0.46%		0.12%		0.37%		0.21%		0.21%		0.11%
Service Fees	Non	e	0.25%		Non	e	Non	e	Non	e	Non	e	Non	e
Shareholder Administration Fees	Non	e	Non	e	Non	e	0.25%		Non	e	Non	e	Non	e
All Other Expenses	0.21%		0.21%		0.12%		0.12%		0.21%		0.21%		0.11%
Total Annual Fund Operating Expenses	0.86%		1.61%		0.52%		1.02%		0.61%		1.11%		0.51%
Fee Waiver and Expense Limitation[2]	(0.14)%		(0.14)%		(0.14)%		(0.14)%		(0.14)%		(0.14)%		(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.72%		1.47%		0.38%		0.88%		0.47%		0.97%		0.37%

[2]

The Investment Adviser has agreed to waive a portion of the management fee in order to achieve an effective net management fee rate of 0.33% as an annual percentage rate of average daily net assets of the Fund. This arrangement will remain in effect through at least October 18, 2020, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. In addition, the Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service and shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets through at least July 29, 2020, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The following replaces in its entirety the “Annual Fund Operating Expenses” table and its related footnotes in the “Goldman Sachs Core Fixed Income Fund—Summary—Fees and Expenses of the Fund” section of the Class P Prospectus:

Class P
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.51%
Fee Waiver and Expense Limitation[1]	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.37%

[1]

The Investment Adviser has agreed to waive a portion of the management fee in order to achieve an effective net management fee rate of 0.33% as an annual percentage rate of average daily net assets of the Fund. This arrangement will remain in effect through at least October 18, 2020, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. In addition, the Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets through at least July 29, 2020, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The following replaces in its entirety the “Goldman Sachs Core Fixed Income Fund—Summary—Expense Example” section of the Multi-Class Prospectus:

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Service, Investor, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Service, Investor, Class R and/or Class R6 Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Institutional Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$446	$626	$821	$1,384

Class C Shares
– Assuming complete redemption at end of period	$250	$494	$863	$1,899
– Assuming no redemption	$150	$494	$863	$1,899

Institutional Shares	$39	$153	$277	$639

Service Shares	$90	$311	$550	$1,235

Investor Shares	$48	$181	$326	$749

Class R Shares	$99	$339	$598	$1,339

Class R6 Shares	$38	$149	$271	$627

The following replaces in its entirety the “Goldman Sachs Core Fixed Income Fund—Summary—Expense Example” section of the Class P Prospectus:

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$38	$149	$271	$627

The following replaces the first paragraph below the table in the “Service Providers—Management Fees and Other Expenses” section of the Prospectuses:

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.33% as an annual percentage rate of the average daily net assets of the Core Fixed Income Fund. The management fee waiver will remain in effect through at least October 18, 2020, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

In addition to the management fee waiver described above, the Investment Advisers may waive a portion of their management fees, including fees earned as the Investment Adviser to the affiliated funds in which a Fund invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.

This Supplement should be retained with your Prospectuses for future reference.

MSFI1FEESTK 10-19